[GRAPHIC OMITTED - FLAGS]

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

ANNUAL REPORT - DECEMBER 31, 2000

                                          [GRAPHIC OMITTED - HART WOODSON PHOTO]
                                                                    HART WOODSON

TO OUR SHAREHOLDERS,

      During the fourth quarter of 2000, the key question in investors' minds remained the same: will the economic slowdown in the U.S. result in a hard or soft landing? Clearly, efforts by the Federal Reserve Bank to slow the U.S. economy have worked. Excessive valuations have been rung from the market as earnings estimates have been lowered, multiples have contracted, and the "dot-com" bubble has burst. Globally, this process has been more painful than we anticipated. We had expected stronger economic growth in both Europe and Japan to counter the U.S. decline.

      As we begin the New Year, we believe that financial markets have already discounted much of the slowdown. This presents us with many attractive investment opportunities. We believe our bottom-up research driven approach to stock selection is well suited for this environment. The question for 2001 is: when will Mr. Market focus again on long-term value rather than short-term disappointments? We believe this time is fast approaching as interest rates have peaked, oil prices are moderating, and governments around the globe provide fiscal stimulus. However, with the exact timing of the recovery uncertain, we believe that investing in the convertible securities of attractive companies at a discount to their intrinsic value represents a compelling investment approach.

INVESTMENT PERFORMANCE

      During the fourth quarter ended December 31, 2000, the Gabelli Global Convertible Securities Fund (the "Fund") declined by 5.49%. The Warburg Dillion Read Global Convertible Index and Morgan Stanley Capital International World Free Index of global equity markets declined 6.60% and 6.49%, respectively, while the Merrill Lynch Global Bond Index rose 4.50%, over the same period. Each index is an unmanaged indicator of investment performance. The Fund fell 14.01% for 2000. The Warburg Dillion Read Global Convertible Index and Morgan Stanley Capital International World Free Index of global equity markets declined 10.39% and 13.94%, respectively, while the Merrill Lynch Global Bond Index rose 5.00%, over the same twelve-month period.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------
                                              QUARTER
                                 ---------------------------------
                                 1ST         2ND      3RD     4TH      YEAR
                                ------     -------   -----   -----    -------
2000:    Net Asset Value .....  $15.04      $13.21   $11.81  $10.86    $10.86
         Total Return ........   10.6%     (10.2)%   (8.4)%  (5.5)%   (14.0)%
----------------------------------------------------------------------------
1999:    Net Asset Value .....  $10.89      $11.91   $12.71  $13.88    $13.88
         Total Return ........    7.6%        9.4%     6.7%   20.3%     51.1%
----------------------------------------------------------------------------
1998:    Net Asset Value .....  $10.43      $10.36    $9.09  $10.12    $10.12
         Total Return ........   11.1%      (0.7)%  (12.3)%   12.2%      8.6%
----------------------------------------------------------------------------
1997:    Net Asset Value .....  $10.27      $10.98   $11.15   $9.39     $9.39
         Total Return ........    0.9%        6.9%     1.5%  (6.1)%      2.8%
----------------------------------------------------------------------------
1996:    Net Asset Value .....  $11.34      $11.55   $11.41  $10.18    $10.18
         Total Return ........    5.1%        1.9%   (1.2)%  (0.3)%      5.5%
----------------------------------------------------------------------------
1995:    Net Asset Value .....  $10.09      $10.64   $11.05  $10.79    $10.79
         Total Return ........    1.6%        5.5%     3.9%    1.2%     12.6%
----------------------------------------------------------------------------
1994:    Net Asset Value .....  $10.38      $10.37   $10.64   $9.93     $9.93
         Total Return ........    3.8%(b)   (0.1)%     2.6%  (5.2)%      0.9%(b)
----------------------------------------------------------------------------

  -------------------------------------------------------
       AVERAGE ANNUAL RETURNS (CLASS AAA SHARES)
                 DECEMBER 31, 2000 (A)

  1 Year .....................................  (14.01)%
  5 Year .....................................    53.06%
  Life of Fund (b) ...........................    73.93%
  -------------------------------------------------------

(a) Total returns and average annual returns for the Class AAA Shares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

      For the three-year period ended December 31, 2000, the Fund's total return averaged 12.17% annually versus average annual total returns of 13.63%, 4.54%, and 10.00% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global bond Index and Morgan Stanley Capital International World Free Index, respectively.

      For the five-year period ended December 31, 2000, the Fund's total return averaged 8.89% annually versus average annual total returns of 10.50%, 4.15% and 11.62% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global bond Index and Morgan Stanley Capital International World Free Index, respectively.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND, THE LIPPER CONVERTIBLE SECURITIES FUND AVERAGE AND
                THE WARBURG DILLON READ GLOBAL CONVERTIBLE INDEX

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Gabelli
           Global Convertible     Lipper Convertible       Warbug Dillon Read
            Securities Fund    Securities Fund Average  Global Convertible Index
2/3/94          $10,000                $10,000                  $10,000
12/94            10,090                  9,324                    9,709
12/95            11,360                 11,262                   11,146
12/96            11,900                 12,940                   11,883
12/97            12,236                 15,219                   12,058
12/98            13,293                 15,889                   14,545
12/99            20,086                 20,778                   19,735
12/00            17,272                 20,876                   17,685

      Since inception on February 3, 1994 through December 31, 2000, the Fund had a cumulative total return of 73.93%, which equates to an average annual return of 8.33%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/00

                               [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

UNITED STATES            42.4%
EUROPE                   27.6%
JAPAN                    24.6%
CANADA                    2.6%
LATIN AMERICA             2.2%
ASIA/PACIFIC RIM          0.6%

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES

      Will America's economic slowdown result in a hard or soft landing? Over the last nine months, this has been the main question for investors. After expanding at an annualized pace of 5.90% in the first half of 2000, Gross Domestic Product ("GDP") grew at only 2.80% in the second half. The Federal Reserve Bank ("The Fed") recently cut interest rate by a surprising 0.50% after December's Purchasing Manager's Index ("PMI") slid to 43.70%. A figure below 50% indicates a contraction in manufacturing activity. The index dropped from 47.70% in November, sparking concerns that the economy was decelerating too quickly. However, the long-term picture remains positive. Falling interest rates, declining oil prices, a possible Bush tax cut, and more reasonable equity valuations all suggest better returns in the year ahead.

EUROLAND

      As in the U.S., the major issue in Euroland is the pace of economic growth. GDP is expected to grow by about 3% next year. We believe that the Euro, which fell to an all time low of USD 0.83 in October, was oversold and is poised for a sustained recovery. The Euro has become more attractive as growth rates and interest rates narrowed between the United States and Euroland. Fiscal stimulus, in the form of tax cuts, is likely to bolster consumer spending in the year ahead.

JAPAN

      During the past year, the government continued its economic policy of fiscal spending to stimulate the economy. This has been met with limited success. Growth is expected to limp along at a just over 1% next year. In fact, the Bank of Japan's recent quarter point rate increase may threaten the recovery altogether. The failure of fiscal or monetary policy to stimulate the economy has left but one alternative: devalue the currency. The "silver lining" in this situation is that economic hardship continues to put pressure on companies to restructure and become more efficient. Corporate restructuring and a weaker yen will increase the profits of many of the export-oriented companies in our portfolio. Meanwhile, we will continue to hedge our dollar/yen currency exposure.

LET'S TALK CONVERTS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AXA (2.50%, 01/01/14) is a French based corporation that offers insurance, reinsurance, and asset management services. The company has international operations in the Americas, Europe, Africa, and Asia. The company had been strengthened by three recently concluded transactions: the sale of Donaldson, Lufkin, & Jenrette to Credit Suisse Group; the acquisition of Nippon Dantai, a Japanese life insurance company; and the acquisition of US money manager Sanford Bernstein.

With Axa's stock trading 154 Euros, the 2.50% convertible due in 2014 trades at 107.25% on a 14% conversion premium.

CHINA MOBILE (HONG KONG) LTD. (2.25%, 11/03/05), a Hong Kong based corporation, provides cellular telecommunications services throughout the People's Republic of China. In addition to the company's telephone services, China Mobile also offers internet networking services. The company recently increased the transmission capacity of its internet network, Chinanet, by 15 times. The network has roughly 16 million subscribers across China, accounting for 70% of the nations internet market.

With a BBB rating from Standard & Poor's, China Mobile's 2.25% convertible due in 2005 trades at 99.75% with the stock at HD 42.6 on a 38% premium.

COMVERSE TECHNOLOGY INC. (1.50%, 12/01/05), based in Woodbury, New York, manufactures wireless systems solutions for telecommunications and networking companies. Comverse is composed of three principle divisions: Network Systems, which develops telecommunications and networking products; Enhanced Services Platforms, which offers mobile data services like unified messaging; and the Infosys Division, which develops digital multimedia recording and monitoring systems. Exalink, the company's primary gateway data application, was recently selected as the software application for France's Bouygues Telecom. Comverse has an equity market capitalization of roughly USD 17 billion.

With the stock price at USD 108.625, Comverse's 1.50% convertible bond due in 2005 trades at 111.625, with a 20% conversion premium.

SATO CORPORATION (0.55%, 09/30/03), located in Tokyo, Japan, is a major manufacturer of bar code recognition systems and other recognition technologies. Sato's technologies are used in hospitals, theme parks, and retail stores to identify people, merchandise, and industrial products. Sato has international operations in Singapore, Malaysia, the United States, and the United Kingdom. The company has a market capitalization of 70 billion yen (USD 605 million).

Sato's 0.55% convertible trades at 120%. With the stock trading at 2,460 yen, this represents an 8.6% conversion premium.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A), located in Saddle Brook, New Jersey, manufactures and sells packaging products to customers worldwide. The company has five principle products: Instapak, a polyurethane, foam packaging system; Cryovac polyurethane foam packaging trays; Bubble Wrap air cellular cushioning materials; Instapak protective mailers; and Korrvu suspension packaging. The company has an equity market capitalization of roughly USD 2.8 billion.

With a preferred stock price of $35.00, the Sealed Air convertible enjoys a yield advantage of 5.70% on a 20% conversion premium.

ST MICROELECTRONICS NV (ZERO COUPON, 09/22/09) is a French-based company that manufactures, develops, and markets semiconductor circuits and other industry related devices. The company's products are used in telecommunications equipment, electrical devices, automobiles, and computers. ST Microelectronics has international operations in North America, Europe, Asia, and the Pacific Rim. The company has an equity market capitalization of over 39 billion Euros.

With the stock price at 43 Euros, the zero-coupon convertible due in 2009 trades at 122.625% on a 9% conversion premium. The convertible is rated BBB+ by Standard & Poor's bond rating service.

SWISS LIFE FINANCE LTD. (2.00%, 05/20/03) issued an exchangeable convertible bond into what is now GlaxoSmithKline plc (GSK - $56.00 - NYSE). GlaxoSmithKline, which is based in Middlesex, United Kingdom, is a world leader in the development and marketing of pharmaceuticals. The company offers products ranging from vaccines to prescription drugs to over the counter medications. GlaxoSmithKline recently completed its merger with SmithKlineBeecham, an American pharmaceutical powerhouse. The combined entity has an equity market capitalization of over GBP 110 billion (USD 165 billion).

With GlaxoSmithKline's stock at 18.90 British pounds, the 2% bonds due in 2003 trade at 99% on a 30% conversion premium.

THK CO. LTD. (0.30%, 09/30/03), based in Tokyo, Japan, manufactures linear motion tools and other mechanical parts and equipment. THK's products are primarily used in the robotics and semiconductor industries. The company has an equity market capitalization of roughly 285 billion yen (USD 2.5 billion), with 20% of the company's revenue coming from the semiconductor industry. The company dominates the industry with a 70% global market share.

The THK 0.30% convertible due in 2003 trades at 117% with the stock at 2,380 yen, on a 33% conversion premium.

UNITED STATES CELLULAR CORP. (ZERO COUPON, 06/13/15) is a Chicago based company that provides cellular telephone services throughout the United States. As of September 30, 2000, U.S. Cellular had 2.9 million registered cellular customers and provided service in a licensed area covering 25 million POPs. The company is 83% owned by Telephone & Data Systems, a telecommunications holding company. U.S. Cellular Corporation has an equity market capitalization of roughly USD 5 billion.

With the stock price at $57, the zero-coupon convertible bond trades at 53%, on a slight discount to parity. The convertible is rated BBB+ by Standard & Poor's bond rating service.

WERTT AG VERSICH-BETEIL (2.25%, 04/17/08) is a German based financial services company, which issued an exchangeable convertible bond into their holding of Swiss Re. Swiss Re is a Zurich, Switzerland based company that offers reinsurance, insurance, and banking services. Swiss Re also offers life, health, and property/casualty insurance. The company has international operations in Europe, the Americas, and the Far East. The Company recently took a 25% interest in Inreon, an Internet reinsurance exchange. With a 56 billion Swiss Franc equity market capitalization (USD 35 billion), Swiss Re ranks as one of the world's largest reinsurance corporations.

With Swiss Re's stock price at SF 3,885, the 2.25% bond due in 2008 trades at 108.375% on an 8% premium.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO               WHAT                       WHEN
---               ----                       ----
Mario Gabelli     Chief Investment Officer   First Monday of each month
Howard Ward       Large Cap Growth           First Tuesday of each month
Barbara Marcin    Large Cap Value            Last Wednesday of each month

                  SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                  ----------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In previous letters this year, we discussed the process of transitioning from a liquidity-induced recovery to sustained economic growth. We anticipated that the effects of the Federal Reserve's rate hikes would climax in the U.S. in mid-2001, but we thought that the global transition would be less painful as Japan and Europe would make up much of the slack. Our timing was not perfect. However, as we enter 2001, we believe that global equity markets have already anticipated much of the slowdown presenting us with attractive investment opportunities in this year and the years ahead. We thank you for entrusting us with a portion of your investment assets, and promise to do our utmost in selecting the best possible investments for your portfolio.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.


                                                    Sincerely,

                                                    /S/SIGNATURE

                                                    A. HARTSWELL WOODSON, III
                                                    Portfolio Manager

January 25, 2001

--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE

Reinvestment Date   Reinvestment Price    Reinvestment Date   Reinvestment Price
--------------------------------------    --------------------------------------
January 27, 2000        $14.05            July 27, 2000           $12.82
February 25, 2000       $15.28            August 29, 2000         $12.58
March 29, 2000          $15.26            September 27, 2000      $11.64
April 26, 2000          $13.64            October 27, 2000        $11.22
May 26, 2000            $12.62            November 28, 2000       $10.80
June 28, 2000           $13.38            December 27, 2000       $10.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                DIVIDEND HISTORY

Payment (ex) Date                Rate Per Share           Reinvestment Price
----------------------------------------------------------------------------
December 27, 1999                     $1.390                    $13.67
December 28, 1998                     $0.080                    $ 9.96
December 30, 1997                     $1.070                    $ 9.33
December 31, 1996                     $1.200                    $10.18
December 29, 1995                     $0.393                    $10.79
December 20, 1994                     $0.160                    $ 9.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------

Swiss Life Finance Ltd.                 Clear Channel Communications Inc.
Groupe Bruxelles Lambert SA             Axa SA
Comverse Technology Inc.                China Mobile (Hong Kong) Ltd.
United States Cellular Corp.            Centocor Inc.
Sato Corp.                              Burr-Brown Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                              COST          VALUE
 ---------                                            ----         ------

               CORPORATE BONDS -- 78.3%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.6%
 $  125,000    Standard Motor Products Inc.,
                Sub. Deb. Cv.
                6.75%, 07/15/09 ...............   $   125,000    $    59,063
                                                  -----------    -----------
               BROADCASTING -- 9.1%
    300,000(c) Canal Plus / Mediaset,
                Sub. Deb. Cv.
                3.50%, 04/01/02 ...............        53,317        122,750
    300,000    Clear Channel
                Communications Inc.,
                2.63%, 04/01/03 ...............       369,486        303,375
    700,000(d) Groupe Bruxelles Lambert SA,
                Sub. Deb. Cv.
                2.50%, 07/09/03 ...............       420,191        343,842
 15,000,000(b) Tokyo Broadcasting
                System Inc.,
                Sub. Deb. Cv.
                1.80%, 03/31/03 ...............       166,152        194,396
                                                  -----------    -----------
                                                    1,009,146        964,363
                                                  -----------    -----------
               BUSINESS SERVICES -- 1.6%
    100,000    Omnicom Group Inc.,
                2.25%, 01/06/13 ...............       152,072        173,500
                                                  -----------    -----------
               COMPUTER SOFTWARE AND SERVICES -- 2.2%
 22,000,000(b) Capcom Co. Ltd., Cv.
                1.00%, 09/30/05 ...............       231,919        235,219
                                                  -----------    -----------
               DIVERSIFIED INDUSTRIAL -- 6.7%
    300,000    Comverse Technology Inc., Cv.
                1.50%, 12/01/05 (a) ...........       328,936        342,375
    200,000(d) Elektrim Finance,
                Sub. Deb. Cv.
                3.75%, 07/02/04 ...............       209,336        164,298
 20,000,000(b) Nippon Ceramic Co. Ltd., Cv.
                0.30%, 12/30/05 ...............       232,723        197,548
                                                  -----------    -----------
                                                      770,995        704,221
                                                  -----------    -----------
               ELECTRONICS -- 8.9%
    200,000    Burr-Brown Corp.,
                Sub. Deb. Cv.
                4.25%, 02/15/07 (a) ...........       257,775        269,000
    200,000    Cypress Semiconductor Corp., Cv.
                4.00%, 02/01/05 ...............       209,134        156,250
 20,000,000(b) Sanyo Electric Co. Ltd., Cv.
                1.60%, 11/30/04 ...............       223,393        213,660
 10,000,000(b) Sony Corp., Sub. Deb. Cv.
                1.40%, 03/31/05 ...............       224,943        182,137
    100,000    STMicroelectronics NV,
                Zero Coupon, 09/22/09 .........       105,410        120,375
                                                  -----------    -----------
                                                    1,020,655        941,422
                                                  -----------    -----------
               ENERGY AND UTILITIES -- 4.5%
    251,460(d) Belgelectric  Finance BV, Cv.
                1.50%, 08/04/04 ...............       254,281        255,600

 PRINCIPAL                                                         MARKET
  AMOUNT                                              COST          VALUE
 ---------                                            ----         ------

$   110,000    Devon Energy Corp.,
                4.95%, 08/15/08 ...............   $   117,220    $   105,737
    100,000    Diamond Offshore Drilling Inc.,
                Sub. Deb. Cv.
                3.75%, 02/15/07 ...............       106,363        110,125
                                                  -----------    -----------
                                                      477,864        471,462
                                                  -----------    -----------
               EQUIPMENT AND SUPPLIES -- 5.7%
    150,000    Antec Corp., Sub. Deb. Cv.
                4.50%, 05/15/03 ...............       181,135         79,312
 30,000,000(b) Sato Corp.,
                Sub. Deb. Cv.
                0.55%, 09/30/03 ...............       336,047        315,236
 20,000,000    THK Co. Ltd., Cv.
                0.30%, 09/30/03 ...............       226,026        204,904
                                                  -----------    -----------
                                                      743,208        599,452
                                                  -----------    -----------
               FINANCIAL SERVICES -- 13.4%
    297,000(d) Axa, Sub. Deb. Cv.
                2.50%, 01/01/14 ...............       303,189        302,402
 20,000,000(b) Daiwa Securities Group Inc.,
                Sub. Deb. Cv.
                0.50%, 09/29/06 ...............       224,791        229,772
    200,000(d) Deutsche Bank Finance NV,
                Sub. Deb. Cv.
                2.00%, 12/22/03 ...............       214,046        217,812
     10,901(d) Finaxa, Sub. Deb. Cv.
                3.00%, 01/01/27 ...............        18,331         19,283
     99,994(d) Finmeccanica SpA, Cv.
                2.00%, 06/08/05 ...............        94,589         89,776
    400,000    Swiss Life Finance Ltd., Cv.
                2.00%, 05/20/03 ...............       393,857        399,500
    300,000    Wertt AG Versich-Beteil,
                2.25%, 04/17/08 ...............       148,020        155,360
                                                  -----------    -----------
                                                    1,396,823      1,413,905
                                                  -----------    -----------
               HEALTH CARE -- 9.5%
    200,000    Centocor Inc., Sub. Deb. Cv.
                4.75%, 02/15/05 ...............       262,357        273,500
 20,000,000(b) Rohto Pharmaceutical
                Co. Ltd., Cv.
                1.20%, 03/29/02 ...............       229,941        251,839
 20,000,000    Tanabe Seiyaku Co., Ltd., Cv.
                0.60%, 03/31/08 ...............       224,347        222,417
 20,000,000(b) Yamanouchi Pharmaceutical
                Co. Ltd., Cv.
                1.50%, 12/31/02 ...............       264,486        254,991
                                                  -----------    -----------
                                                      981,131      1,002,747
                                                  -----------    -----------
               PUBLISHING -- 3.6%
    100,000(e) Daily Mail & General Trust plc,
                2.50%, 10/05/04 ...............       165,136        191,580
    250,000    Medya Holding, Sub. Deb. Cv.
                10.00%, 06/28/01 ..............       249,998        188,750
                                                  -----------    -----------
                                                      415,134        380,330
                                                  -----------    -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                              COST          VALUE
 ---------                                            ----         ------

               CORPORATE BONDS (CONTINUED)
               TELECOMMUNICATIONS -- 6.9%
   $250,000    Bell Atlantic Financial, Cv.
                4.25%, 09/15/05 ...............   $   260,011    $   258,750
    250,000(d)  Portugal Telecom International
                Finance, Sub. Deb. Cv.
                1.50%, 06/07/04 ...............       287,723        244,686
    200,000    Telefonos de Mexico SA,
                4.25%, 06/15/04 ...............       249,067        221,000
                                                  -----------    -----------
                                                      796,801        724,436
                                                  -----------    -----------
               WIRELESS COMMUNICATIONS -- 5.6%
    275,000    China Mobile (Hong Kong) Ltd., Cv.
                2.25%, 11/03/05 ...............       275,000        275,687
    550,000    United States Cellular Corp.,
                Zero Coupon, 06/13/15 .........       333,721        319,000
                                                  -----------    -----------
                                                      608,721        594,687
                                                  -----------    -----------
               TOTAL CORPORATE BONDS ..........     8,729,469      8,264,807
                                                  -----------    -----------
    SHARES
    ------
               PREFERRED STOCKS -- 17.0%
               CABLE -- 2.9%
      6,000    MediaOne Group Inc.,
                7.00% Cv. Pfd. ................       241,050        213,750
      4,500    UnitedGlobalCom Inc.,
                7.00% Cv. Pfd. (a) ............       265,125         93,938
                                                  -----------    -----------
                                                      506,175        307,688
                                                  -----------    -----------
               DIVERSIFIED INDUSTRIAL -- 1.3%
      5,000    Titan Capital Trust,
                5.75% Cv. Pfd. ................       250,000        139,690
                                                  -----------    -----------
               ENERGY AND UTILITIES -- 3.8%
      4,300    EVI Inc.,
                5.00% Cv. Pfd. ................       209,412        213,925
      3,000    Southern Energy Inc.,
                6.25% Cv. Pfd. ................       172,575        186,000
                                                  -----------    -----------
                                                      381,987        399,925
                                                  -----------    -----------
               ENTERTAINMENT -- 2.5%
      5,000    Seagram Co.,
                7.50% Cv. Pfd. ................       264,425        260,625
                                                  -----------    -----------
               PAPER AND FOREST PRODUCTS -- 2.1%
      2,000    Amcor Ltd.,
                7.25% Cv. Pfd. ................        94,000         66,000
      5,000    Sealed Air Corp.,
                $2.00 Cv. Pfd., Ser. A ........       157,125        161,250
                                                  -----------    -----------
                                                      251,125        227,250
                                                  -----------    -----------
               PUBLISHING -- 1.5%
      4,500    Reader's Digest Association Inc.,
                $1.9336 Cv. Pfd. ..............       144,694        156,656
                                                  -----------    -----------
               TELECOMMUNICATIONS -- 2.0%
      5,000    BroadWing Inc.,
                6.75% Cv. Pfd., Ser. B ........       261,500        211,250
                                                  -----------    -----------

                                                                   MARKET
   SHARES                                             COST          VALUE
   ------                                             ----         ------

               WIRELESS COMMUNICATIONS -- 0.9%
      4,000    Winstar Communications Inc.,
                7.00% Cv. Pfd. ................   $   173,500    $    94,500
                                                  -----------    -----------
               TOTAL PREFERRED STOCKS .........     2,233,406      1,797,584
                                                  -----------    -----------
               COMMON STOCKS -- 1.2%
               ENERGY AND UTILITIES -- 1.2%
      2,000    Dominion Resources Inc.+ .......       100,000        125,000
                                                  -----------    -----------
               WIRELESS COMMUNICATIONS -- 0.0%
          1    Winstar Communications Inc.+ ...             8              6
                                                  -----------    -----------
               TOTAL COMMON STOCKS ............       100,008        125,006
                                                  -----------    -----------
               TOTAL
                INVESTMENTS-- 96.5% ...........   $11,062,883     10,187,397
                                                  ===========
               OTHER ASSETS AND
                LIABILITIES (NET)-- 3.5% ...................         365,031
                                                                 -----------
               NET ASSETS-- 100.0% .........................     $10,552,428
                                                                 ===========
------------------------
     For Federal tax purposes:
     Aggregate cost ........................................        $11,062,883
                                                                    ===========
     Gross unrealized appreciation .........................        $   308,994
     Gross unrealized depreciation .........................         (1,184,480)
                                                                    -----------
     Net unrealized depreciation ...........................        $ (875,486)
                                                                    ===========

 PRINCIPAL                                   SETTLEMENT    NET UNREALIZED
  AMOUNT                                        DATE        APPRECIATION
----------                                   ----------

              FORWARD FOREIGN EXCHANGE CONTRACTS
207,680,000(b) Deliver Japanese Yen in exchange
                for USD 1,823,023 ..........  02/16/01          $(176,976)
                                                                =========
  ------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of Rule 144A securities amounted to $705,312 or 6.7% of net assets.
  (b)   Principal amount denoted in Japanese Yen.
  (c)   Principal amount denoted in French Francs.
  (d)   Principal amount denoted in Euros.
  (e)   Principal amount denoted in British Pounds.
  +     Non-income producing security.
  USD - U.S. Dollars.
                                % OF MARKET      MARKET
  GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
  --------------------------    -----------      ------
  North America ..............     45.0%      $ 4,582,265
  Europe .....................     27.6%        2,816,014
  Japan ......................     24.6%        2,502,118
  Latin America ..............      2.2%          221,000
  Asia/Pacific Rim ...........      0.6%           66,000
                                  ------      -----------
                                  100.0%      $10,187,397
                                  ======      ===========

                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $11,062,883) ..............    $10,187,397
  Foreign currency, at value (Cost $97,232) .............         99,375
  Receivable for investments sold .......................        525,922
  Receivable for Fund shares sold .......................          5,744
  Dividends and interest receivable .....................         65,828
  Unrealized appreciation on forward foreign
    exchange contracts ..................................        176,976
  Other assets ..........................................          1,886
                                                             -----------
  TOTAL ASSETS ..........................................     11,063,128
                                                             -----------
LIABILITIES:
  Payable for investments purchased .....................        382,375
  Payable for Fund shares redeemed ......................         23,743
  Payable for investment advisory fees ..................          9,144
  Payable for distribution fees .........................          2,286
  Payable to custodian ..................................         45,794
  Other accrued expenses ................................         47,358
                                                             -----------
  TOTAL LIABILITIES .....................................        510,700
                                                             -----------
  NET ASSETS applicable to 971,937
    shares outstanding ..................................    $10,552,428
                                                             ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value ...........................    $       972
  Additional paid-in capital ............................     11,420,871
  Accumulated net investment loss .......................       (176,977)
  Accumulated net realized gain on investments
    and foreign currency transactions ...................          3,121
  Net unrealized depreciation on investments
    and foreign currency transactions ...................       (695,559)
                                                             -----------
  TOTAL NET ASSETS ......................................    $10,552,428
                                                             ===========
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering and redemption
     price per share (971,938 shares
     outstanding) .......................................         $10.86
                                                                  ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $3,227) ............    $   193,694
  Interest ..............................................        338,789
  Amortization of premium ...............................       (622,709)
                                                             -----------
  TOTAL INVESTMENT LOSS .................................        (90,226)
                                                             -----------
EXPENSES:
  Investment advisory fees ..............................        164,069
  Distribution fees .....................................         41,057
  Registration fees .....................................         86,148
  Shareholder communications expenses ...................         36,969
  Shareholder services fees .............................         32,863
  Interest expense ......................................         29,751
  Legal and audit fees ..................................         20,378
  Custodian fees ........................................         14,008
  Directors' fees .......................................            392
  Miscellaneous expenses ................................          7,347
                                                             -----------
  TOTAL EXPENSES ........................................        432,982
                                                             -----------
  NET INVESTMENT LOSS ...................................       (523,208)
                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments
    and foreign currency transactions ...................      1,822,441
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency transactions .......................     (3,891,325)
                                                             -----------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ........................................     (2,068,884)
                                                             -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................    $(2,592,092)
                                                             ===========

                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED           YEAR ENDED
                                                                               DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                               -----------------    -----------------

OPERATIONS:
  Net investment loss ........................................................    $  (523,208)        $  (216,886)
  Net realized gain on investments and foreign currency transactions .........      1,822,441           1,762,262
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ........................................     (3,891,325)          2,778,010
                                                                                  -----------         -----------
  NET INCREASE (DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS .............     (2,592,092)          4,323,386
                                                                                  -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  In excess of net investment income
    Class AAA ................................................................             --             (33,793)
                                                                                  -----------         -----------
                                                                                           --             (33,793)
                                                                                  -----------         -----------
  Net realized gain on investments
    Class AAA ................................................................     (1,472,784)         (1,531,962)
    Class A ..................................................................           (305)                 --
                                                                                  -----------         -----------
                                                                                   (1,473,089)         (1,531,962)
                                                                                  -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................     (1,473,089)         (1,565,755)
                                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ..................................................................     (2,976,910)          7,509,096
  Class A ....................................................................          1,670                  --
                                                                                  -----------         -----------
  Net increase (decrease) in net assets from capital share transactions ......     (2,975,240)          7,509,096
                                                                                  -----------         -----------
  NET INCREASE (DECREASE) IN NET ASSETS ......................................     (7,040,421)         10,266,727
NET ASSETS:
  Beginning of period ........................................................     17,592,849           7,326,122
                                                                                  -----------         -----------
  End of period ..............................................................    $10,552,428         $17,592,849
                                                                                  ===========         ===========

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the year ended December 31, 2000 the Fund did not purchase or write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Premiums and discounts on debt securities are amortized using the yield to maturity method. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated net investment loss for $346,231 with an offsetting adjustment to accumulated undistributed net realized gain on investments and foreign currency transactions.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $41,050 and $7 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $14,280,040 and $18,370,587, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, the Fund paid brokerage commissions of $180 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2000, Gabelli &Company, Inc. informed the Fund that it received $2,571 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2000.

The average daily amount of borrowings outstanding within the year ended December 31, 2000 was $289,552, with a related weighted average interest rate of 7.00%. The maximum amount borrowed at any time during the year ended December 31, 2000 was $2,840,000.

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were offered to the public as of March 1, 2000. No Class B or Class C shares have been sold as of December 31, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                     -----------------------------       -------------------------
                                                        SHARES          AMOUNT            SHARES         AMOUNT
                                                     -----------     -------------       ---------     ------------
                                                               CLASS AAA                         CLASS AAA
                                                     -----------------------------       -------------------------
Shares sold ......................................      982,135      $ 14,087,709         939,175      $12,219,522
Shares issued upon reinvestment of dividends .....      109,679         1,406,914         110,965        1,520,095
Shares redeemed ..................................   (1,387,767)      (18,471,533)       (506,169)      (6,230,521)
                                                     ----------      ------------        --------      -----------
    Net increase (decrease) ......................     (295,953)     $ (2,976,910)        543,971      $ 7,509,096
                                                     ==========      ============        ========      ===========

                                                              CLASS A (A)
                                                        -----------------------
Shares sold ......................................       307           $ 4,886
Shares issued upon reinvestment of dividends .....        23               285
Shares redeemed ..................................      (330)           (3,501)
                                                        ----           -------
    Net increase .................................        --           $ 1,670
                                                        ====           =======

(a) From commencement of offering on March 1, 2000.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS (B)
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                         YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                          2000       1999      1998      1997      1996
                                                         -------    -------   -------   ------   --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .............    $ 13.88    $ 10.12   $  9.39   $10.18   $  10.79
                                                         -------    -------   -------   ------   --------
   Net investment income (loss) .....................      (0.54)     (0.18)    (0.12)    0.11       0.43
   Net realized and unrealized gain
     on investments .................................      (1.28)      5.33      0.93     0.17       0.16
                                                         -------    -------   -------   ------   --------
   Total from investment operations .................      (1.82)      5.15      0.81     0.28       0.59
                                                         -------    -------   -------   ------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ............................         --         --        --    (0.14)     (0.43)
   In excess of net investment income ...............         --      (0.03)    (0.01)      --         --
   Net realized gain on investments .................      (1.20)     (1.36)    (0.07)   (0.90)     (0.77)
   In excess of net realized gains
     on investments .................................         --         --        --    (0.03)        --
                                                         -------    -------   -------   ------   --------
   Total distributions ..............................      (1.20)     (1.39)    (0.08)   (1.07)     (1.20)
                                                         -------    -------   -------   ------   --------
   NET ASSET VALUE, END OF PERIOD ...................    $ 10.86    $ 13.88   $ 10.12   $ 9.39   $  10.18
                                                         =======    =======   =======   ======   ========
   Total return+ ....................................      (14.0)%    51.1%      8.6%     2.8%       5.5%
                                                         =======    =======   =======   ======   ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .............    $10,552    $17,593   $ 7,326   $9,375    $13,527
   Ratio of net investment income (loss)
     to average net assets ..........................    (3.19)%    (2.29)%   (1.00)%    1.17%      2.00%
   Ratio of operating expenses
     to average net assets (a) ......................      2.64%      2.44%     2.63%    2.48%      2.35%
   Portfolio turnover rate ..........................        89%       151%       89%     100%       126%
--------------------------------

  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
  (a) The Fund incurred interest expense during the years ended December 31, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.46%, 2.42% and 2.46%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.
  (b) Class A shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A as the information for this period is not considered meaningful.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Convertible Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Convertible Securities Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund of Gabelli Global Series Funds, Inc. at December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /S/SIGNATURE

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders ordinary income dividends (comprised of short term capital gains) totaling $0.288 per share and long term capital gains totaling $0.912 per share. For the fiscal year ended December 31, 2000, 49.30% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 0.05%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Convertible Securities Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

           Gabelli Global Series Funds, Inc.
    THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                 One Corporate Center
               Rye, New York 10580-1434
                     1-800-GABELLI
                   [1-800-422-3554]
                  FAX: 1-914-921-5118
                HTTP://WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
   (Net Asset Value may be obtained daily by calling
            1-800-GABELLI after 6:00 P.M.)

                  BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

              OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER


                   DISTRIBUTOR
             Gabelli & Company, Inc.

  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
       State Street Bank and Trust Company

                  LEGAL COUNSEL
    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q400SR

[PHOTO OF MARIO GABELLI OMITTED]

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000